                                  WAIVER NO. 1

          WAIVER NO. 1 ("Waiver"), dated as of December 1, 1995, to that certain Credit Agreement, dated as of June 30, 1995, as amended, among TIME WARNER ENTERTAINMENT COMPANY, L.P., TIME WARNER ENTERTAINMENT-ADVANCE/NEWHOUSE PARTNERSHIP and TWI CABLE INC., as Borrowers, CHEMICAL BANK, as Administrative Agent, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE BANK OF NEW YORK and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Documentation and Syndication Agents, and the lenders party thereto (the "Credit Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to those terms in the Credit Agreement.

                              W I T N E S S E T H:

          WHEREAS, the Lenders wish to waive certain provisions of the Credit Agreement on the terms and subject to the conditions provided herein;

          NOW, THEREFORE, it is agreed:

          SECTION 1.  Waivers.  Subject to Section 2 below:

          1.01. Notwithstanding Section 6.04(a)(v) of the Credit Agreement, $66,000,000 aggregate principal amount of 9.86% Senior Notes due May 15, 2001 of Cablevision Industries, Inc. ("CII") and $100,000,000 aggregate principal amount of 10.36% Senior Notes due July 15, 1999 of CII (together, the "CII Notes") need not be repaid on the Acquisition Funding Date for the CVI Acquisition (the "CVI Acquisition Funding Date") but shall be repaid on a date (the "Repayment Date") not later than the 21st day after such date (or the business day immediately following such 21st day if such 21st day is not a business day).

          1.02. Notwithstanding clause (iii) of the proviso in the definition of Consolidated Net Income in the Credit Agreement, prior to the Repayment Date, the income of CII and its Subsidiaries need not be excluded from TWI Cable's Consolidated Net Income by virtue of the existence of restricted payments covenants in Section 10.5 of each of the agreements governing the CII Notes.

          1.03.  Notwithstanding Section 2.01(b)(i) of the
Credit Agreement, up to $200,000,000 of the Total Commitment need not be used on the CVI Acquisition Funding Date, but shall be used only to repay the CII Notes (plus any make-whole and other premiums relating thereto) on the Repayment Date and to pay related fees and expenses.

            1.04. To the extent that CII or any of its Subsidiaries is required under Section 3.02(e) of the Credit Agreement to execute and deliver a CVI Guarantee on the CVI Acquisition Funding Date, such CVI Guarantee need not be executed and delivered on such date but shall be executed and delivered to the Lenders not later than the Repayment Date.

            1.05. During the period from the CVI Acquisition Funding Date to the Repayment Date, the Borrowers shall not be deemed to have breached the representation set forth in the second sentence of Section 4.21(a) of the Credit Agreement by virtue of CII and its Subsidiaries not delivering a CVI Guarantee on the CVI Acquisition Funding Date.

            SECTION 2. Covenant. The Borrowers covenant and agree, prior to or immediately upon consummation of the CVI Acquisition, to cause a notice to be delivered to the holders of the CII Notes for the optional prepayment thereof in accordance with the terms of the agreements governing the CII Notes.

            SECTION 3. Miscellaneous. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement shall remain in full force and effect except as expressly contemplated herein and shall not otherwise be deemed waived, modified or amended hereby. This Waiver may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of such counterparts together shall constitute one and the same agreement. This Waiver shall become effective upon the execution and delivery to the Administrative Agent of a counterpart hereof by (i) each of the Borrowers and (ii) the Lenders constituting the Required Lenders. This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York without regard to principles of conflicts of law.

            IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first above written.

                                    TIME WARNER ENTERTAINMENT COM-
                                    PANY, L.P.



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    TIME WARNER ENTERTAINMENT-
                                    ADVANCE/NEWHOUSE PARTNERSHIP

                                    By:   TIME WARNER ENTERTAINMENT
                                          COMPANY, L.P.,
                                          Managing Partner



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Senior Vice President and Chief
                                               Financial Officer


                                    TWI CABLE INC.



                                    By: /s/ Richard J. Bressler
                                        ________________________________________
                                        Name:
                                        Title: Vice President

Signature pages for the Banks that are Parties to Waiver No. 1 to the TWE Credit Agreement have been omitted.